UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NSTS Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NSTS Bancorp, Inc.

700 S. Lewis Ave.

Waukegan, Illinois 60085

(847) 336-4430

April 14, 2023

Dear Fellow Stockholder:

The 2023 Annual Meeting of Stockholders of NSTS Bancorp, Inc. will be held at the office of North Shore Trust and Savings at 700 S. Lewis Ave., Waukegan, Illinois on Wednesday, May 24, 2023, at 10:00 a.m., Central Time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. Also enclosed is our Annual Report on Form 10-K for the year ended December 31, 2022, which contains information concerning our business and 2022 financial performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, are expected to be present at the annual meeting to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors, the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2023, and the approval of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of NSTS Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card, or vote your shares online, as soon as possible to ensure that your shares are represented and voted at the meeting. This will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

The Proxy Statement and our 2022 Annual Report on Form 10-K are also available at: https://ir.northshoretrust.com/sec-filings/all-sec-filings.

Sincerely,
/s/ Stephen G. Lear
Stephen G. Lear
Chief Executive Officer

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NSTS Bancorp, Inc.

700 S. Lewis Ave.

Waukegan, Illinois 60085

(847) 336-4430

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 24, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders of NSTS Bancorp, Inc. (the “Company”) will be held at the office of North Shore Trust and Savings located at 700 S. Lewis Ave., Waukegan, Illinois on Wednesday, May 24, 2023 at 10:00 a.m., Central Time.

A proxy card and the Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1. the election of three directors identified in the Proxy Statement for a term expiring at the 2026 Annual Meeting;

2. the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3. the approval of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan.

Stockholders also will transact any other business that may properly come before the annual meeting, or any adjournments thereof, as determined by the Board of Directors. The Board of Directors currently is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 31, 2023 are the stockholders entitled to vote at the annual meeting, and any adjournments or postponements thereof.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) through the Internet or (2) by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope by mail. For specific instructions, please refer to the accompanying proxy card. Any stockholder present at the annual meeting may revoke his or her proxy and vote personally on each matter brought before the annual meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

We also are soliciting voting instructions from participants in the North Shore Trust and Savings Employee Stock Ownership Plan (“ESOP”) who may direct the ESOP trustee to vote shares on their behalf under the ESOP. We ask each plan participant to sign, date and return the accompanying voting instruction card or provide voting instructions through the Internet as described on the voting instruction card.

By Order of the Board of Directors

/s/ Christine E. Stickler
Christine E. Stickler
Corporate Secretary

Waukegan, Illinois

April 14, 2023

Important: The prompt return of proxies will save the expense of further requests for proxies. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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PROXY STATEMENT

OF

NSTS BANCORP, INC.

700 S. LEWIS AVENUE

WAUKEGAN, ILLINOIS

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of NSTS Bancorp, Inc. (the “Company”) to be used at the Company’s Annual Meeting of Stockholders to be held at the Main Office of North Shore Trust and Savings (the “Bank”), 700 S. Lewis Avenue, Waukegan, Illinois, on May 24, 2023, at 10:00 a.m., Central Time (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 14, 2023.

At the Annual Meeting, stockholders will consider and vote upon the election of three directors of the Company, each to serve a three-year term, the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and the approval of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on March 31, 2023 (the “Record Date”). If you wish to attend and vote your shares at the Annual Meeting and your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 5,397,959 shares of Common Stock were outstanding. Except as otherwise noted below, each share of Common Stock has one vote on each matter presented. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by Internet voting. All shares of Common Stock represented at the Annual Meeting by properly submitted and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” its nominees for directors, “FOR” the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm, and “FOR” the approval of the NSTS Bancorp, Inc 2023 Equity Incentive Plan.

The Company does not know of any other matters to be presented at the Annual Meeting. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company’s Corporate Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy (executed in writing or via the Internet), or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet.

Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote in person at the Annual Meeting, you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your shares of Common Stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I) or with respect to the approval of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan (Proposal III) without specific instructions from you as to how to vote because these matters are not considered “routine” matters under the applicable rules. Proposal II, the ratification of the appointment of Plante & Moran, PLLC, is a matter we believe will be considered “routine”; accordingly, even if the broker or other nominee does not receive voting instructions from you, the broker or other nominee is entitled to vote your shares in connection with Proposal II.

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Solicitation of Proxies; Expenses

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our Common Stock. We have also retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and we have agreed to pay Laurel Hill Advisory Group, LLC a fee of $6,000 for these services plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

Participants in the North Shore Trust and Savings Employee Stock Ownership Plan

If you are a participant in the North Shore Trust and Savings Employee Stock Ownership Plan (“ESOP”), you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of Common Stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of Common Stock held by the ESOP, all allocated shares for which no voting instructions are received and all allocated shares for which participants have voted “abstain” in the same proportion as shares for which it has received timely voting instructions. As of the close of business on the Record Date, 22,009 shares have been allocated to the participants’ accounts in the ESOP.

Quorum and Vote Required

Business cannot be transacted at the Annual Meeting unless a quorum is present. The presence in person or by proxy of holders of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner. In the event there are not sufficient shares represented in person or by proxy for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting will be adjourned in order to permit further solicitation of proxies.

In voting on the election of directors (Proposal I), you may (i) vote for all the nominees; (ii) vote to withhold for all the nominees; or (iii) vote for all nominees except one or more of the nominees. There is no cumulative voting in the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal II) you may (i) vote for the ratification; (ii) vote against the ratification; or (iii) abstain from voting on such ratification. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

In voting on the approval of NSTS Bancorp, Inc 2023 Equity Incentive Plan (Proposal III) you may (i) vote for the approval; (ii) vote against the approval; or (iii) abstain from voting on such approval. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Each of the proposal for the election of directors and the proposal to approve the NSTS Bancorp, Inc. 2023 Equity Incentive Plan is considered “non-discretionary” for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be broker non-votes at the Annual Meeting. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares, or submit your vote online by following the instructions on the proxy card, to avoid your shares being considered broker non-votes.

Limitation on Voting

Our Certificate of Incorporation provides that in no event will any person who beneficially owns more than 10% of the then-outstanding shares of Common Stock be entitled or permitted to vote any of the shares of Common Stock held in excess of the 10% limit.

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Important Notice Regarding Internet Availability of Proxy Materials For the Stockholder Meeting to be Held on May 24, 2023

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) are each available at https://ir.northshoretrust.com/sec-filings/all-sec-filings.

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PROPOSAL I – ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members. Our Certificate of Incorporation provides that directors are divided into three classes, with one class of directors elected annually. Three directors have been nominated for election at the Annual Meeting to serve for a three-year period and until their respective successors will have been elected and qualified. The Board of Directors has nominated Apolonio Arenas, Thomas J. Kneesel and Rodney J. True, each to serve as a director for a three-year term. Each nominee is currently a director of NSTS Bancorp, Inc. and has agreed to serve as a director if elected.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected.

The following sets forth certain information regarding the director nominees, the other current members of our Board of Directors, and executive officers who are not also directors. Age information is as of March 31, 2023, and term as a director includes service with the Bank. With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of the Company is also a director of the Bank.

Nominees for Director for a Term Expiring in 2026:

Apolonio Arenas, age 52, has served as a director since 2006. Mr. Arenas also serves as the President of Dieck, Arenas and Associates PC. A certified public accountant since 1996, Mr. Arenas has held various accounting roles in his 30 years of service with Dieck, Arenas and Associates PC. Mr. Arenas attended Saint Xavier University and received a Bachelor’s in Accountancy in 1992. Mr. Arenas serves on the board of directors of All Are Welcome Social Services, Inc. Mr. Arenas previously served on the school board of the Most Blessed Trinity Academy. Mr. Arenas’ over 30 years of experience as a public accountant is an important skill set to have on the Board of Directors. In addition, his community involvement makes him a valuable contributor to the Board of Directors.

Thomas J. Kneesel, age 68, has served as a director since March 2020. Mr. Kneesel is the current President/Owner of Kneesel and Associates, a residential real estate appraisal firm. Mr. Kneesel previously served as the Vice-President and Residential Appraisal Compliance Officer of Associated Bank, N.A., Green Bay, Wisconsin from 2011-2020. Mr. Kneesel is currently the Chairman of the Wisconsin Real Estate Appraisal Advisory Board and of the Wisconsin Real Estate Appraiser Board. Mr. Kneesel holds a degree in business from St. Mary’s University, Winona, Minnesota in 1977. Mr. Kneesel’s role as the President/Owner of a residential appraisal firm and his knowledge of the residential real estate market provide an important resource to the Board of Directors and management.

Rodney J. True, age 70, has served as director since March 2003. Mr. True is currently retired. Mr. True previously served as Chief Operating Officer of Spend Radar, a software development company located in Chicago, Illinois, for seven years from 2008 to 2015, and prior to that, as Chief Executive Officer of TrueSource, a spend analysis software company. Mr. True also held various management positions with Ernst & Young, Abbott Laboratories, and Republic Steel. Mr. True received a Master’s Degree in Business Administration with the valedictorian distinction from the Lake Forest Graduate School of Management in 1983, and received a Bachelor’s of Arts in Economics from Ripon College, Ripon, Wisconsin, in 1974. Mr. True’s prior experience as the Chief Operating Officer and Chief Executive Officer of software development companies provides an important resource to the Board of Directors and management.

The Board of Directors unanimously recommends a vote “FOR” each of the above nominees for director.

Directors Whose Term Expires in 2024:

Stephen G. Lear, age 67, has served as the Chairman of the Board of Directors, the Chief Executive Officer and the President of NSTS Bancorp, Inc. (including service as the Chairman of the Board of Directors of North Shore MHC, the predecessor to NSTS Bancorp, Inc.) since 2012, and Chairman of the Board of Directors of North Shore Trust and Savings since 2012 and as a director since 2003. Mr. Lear served as the Chief Executive Officer of North Shore Trust and Savings from 1997 to 2022. Mr. Lear has also served in varying capacities with North Shore Trust and Savings since 1979. Mr. Lear received a degree in Finance/Business Administration from the University of Illinois at Urbana-Champaign and his MBA from the Lake Forest Graduate School of Management in Lake Forest, Illinois. He previously served on the board of directors and as Chairman of the Illinois League of Financial Institutions. Mr. Lear has over 40 years of service in the financial services industry and provided 25 years of service as the Chief Executive Officer of North Shore Trust and Savings. Mr. Lear’s experience makes him an important component of the Board of Directors and an effective Chairman of the Board.

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Thaddeus M. Bond, Jr., age 57, has served as a director since 2015. Mr. Bond is the founder of the Law Offices of Thaddeus M. Bond, Jr. & Associates, P.C. and Bond Title Services, Inc. A licensed attorney since 1991, Mr. Bond concentrates his practice in the areas of real estate law, civil litigation, real estate-based litigation, estate planning and probate law. Mr. Bond is a lifelong Lake County, Illinois resident. Mr. Bond attended Augustana College in Rock Island, Illinois and the John Marshall Law School (now the University of Illinois-Chicago Law School), graduating with honors. Mr. Bond has served on the board of directors at his alma mater, Carmel Catholic High School, including two years as board chair. Mr. Bond also serves on the board of directors of the Special Recreation Association of Central Lake County Foundation, a fundraising arm for an organization which provides recreational activities for special needs children and adults. Mr. Bond’s experience as the founding attorney of a local law firm serving the Bank’s community provides a legal resource to the Board and management.

Directors Whose Term Expires in 2025:

Kevin M. Dolan, age 65, has served as a director since March 2021. Mr. Dolan retired from Abbott Laboratories in 2012 after 33 years of having served in a number of finance and accounting roles including Vice President and Controller for TAP Pharmaceuticals, a joint venture between Abbott and Takeda Chemicals of Japan, and Vice President and Controller of the U.S. Pharmaceutical Division. He received his BBA in finance from the University of Notre Dame in 1979 and a Masters in Management degree from Northwestern University in 1985. Mr. Dolan has served as an elected Commissioner for the Mundelein Park and Recreation District from 1997 to the present. He also served as a Trustee on the Illinois Association of Park Districts’ Board of Trustees from 2013 until 2021, serving as Chairman in 2019. Mr. Dolan’s role as an executive of a large pharmaceutical company, his financial and accounting background, and his community involvement make him a valuable contributor to the Board of Directors.

Thomas M. Ivantic, age 71, has served as a director since 1998. Mr. Ivantic is currently retired. Mr. Ivantic previously served for over 29 years as a commercial airline pilot for United Airlines. Mr. Ivantic is a 1973 graduate of St. Mary’s University, Winona, Minnesota, in both Economics and Business Administration. Mr. Ivantic volunteers in many local groups, including Boy Scouts of America, PADS, and Appalachia Service Project. Mr. Ivantic’s business experience in the airline industry and long-term service with United Airlines and with North Shore MHC, the predecessor of NSTS Bancorp, Inc., and his community involvement makes him a valuable contributor to our Board.

Executive Officers Who are Not Directors

Nathan E. Walker, age 44, has served as the Chief Executive Officer of North Shore Trust and Savings and Executive Vice President of NSTS Bancorp, Inc. since July 2022 and the President of North Shore Trust and Savings since December 2020. Mr. Walker joined North Shore Trust and Savings in 1996 and has previously held roles as Chief Operating Officer and Senior Vice President of Retail Banking between 2010 and 2022. Mr. Walker holds a Bachelor’s of Science degree in Finance from the University of Wisconsin-Parkside, a Master’s degree in Business Administration from Cardinal Stritch University and an advanced degree from the Graduate School of Banking at the University of Wisconsin Madison. Mr. Walker serves on the board of directors of Siena Catholic Schools of Racine, Wisconsin.

Amy L. Avakian, age 62, has served as the Vice President and Chief Lending Officer of North Shore Trust and Savings from 2019 to present. Ms. Avakian began her career at North Shore Trust and Savings in 1983 and has served in various roles within the lending function and is a member of the loan committee. Ms. Avakian received her Bachelor’s in Communication from St. Norbert College in De Pere, Wisconsin. Ms. Avakian is a member of the Lake County Property Investors Association.

Carissa H. Schoolcraft, age 31, has served as the Chief Financial Officer of North Shore Trust and Savings since April 2021. Ms. Schoolcraft previously served as the Controller of North Shore Trust and Savings from April 2020 to April 2021. Prior to joining North Shore Trust and Savings, Ms. Schoolcraft served as a Staff Auditor (Manager) at KPMG, LLP from 2013 to 2020. Ms. Schoolcraft serves on the audit committee of Cunningham Children’s Home. Ms. Schoolcraft received a Bachelor’s and Master’s Degree in Accounting from Truman State University in Kirksville, Missouri.

Board Independence

The Board of Directors has determined that each of our directors, other than Stephen G. Lear, Thomas M. Ivantic, and Thomas J. Kneesel, is considered independent under the Nasdaq Stock Market corporate governance listing standards. Director Lear is not considered independent because he serves as the Chief Executive Officer of NSTS Bancorp, Inc. Director Ivantic is not considered independent because he is the brother of Amy L. Avakian, our Chief Lending Officer. Director Kneesel is not considered independent because he is the brother-in-law of Ms. Avakian. In determining the independence of our directors, the Board of Directors considered relationships between North Shore Trust and Savings and our directors that are not required to be reported under “Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at North Shore Trust and Savings. The Board of Directors also considered current and prior relationships that each non-employee director may have with NSTS Bancorp, Inc. and North Shore Trust and Savings, including certain services provided by Director Bond’s law firm, of which he is the owner, and the lease of office space from North Shore Trust and Savings by Dieck, Arenas and Associates PC, for which Director Arenas serves as President, and all other facts and circumstances our Board of Directors deemed relevant in determining independence and found that none had a relationship that would preclude a finding of independence under applicable Nasdaq listing standards.

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Board Leadership Structure and Risk Oversight

In July 2022, the Board of Directors of the Bank separated the position of Chairman of the Board and Chief Executive Officer of the Bank. The Board of Directors of the Company currently combines the position of Chairman of the Board with the position of an executive officer. The Board of Directors believes this provides an efficient and effective leadership model for the Company. The Board believes that combining the Chairman of the Board and executive officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including a majority of the independent directors on the Board of Directors and the Compensation Committee conducting performance evaluations of the Chairman of the Board and Chief Executive Officer.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews the Company’s leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect NSTS Bancorp, Inc. and the Bank. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. The Board of Directors of North Shore Trust and Savings also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of NSTS Bancorp, Inc. and North Shore Trust and Savings such as lending, risk management, asset/liability management, investment management and others.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons owning more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of the Company’s equity securities on Forms 3, 4 and 5 (“Section 16(a) Reports”). Based on a review of Section 16(a) Reports filed with the SEC and written representations, if any, from our directors and executive officers that no Form 5 filings were required, we believe that, with respect to the 2022 fiscal year, all required Section 16(a) Reports were timely made, except, in each case due to an inadvertent administrative error, as follows: (1) a Form 5 was filed by each of Mr. Arenas and Mr. True to reflect the purchase of shares of Common Stock by their spouses on January 18, 2022 in the mutual-to-stock conversion offering which was not reported on a timely filed Form 4, and (2) a Form 5 was filed by Mr. Walker to reflect the purchase of shares of Common Stock on January 18, 2022 in the mutual-to-stock conversion offering for the benefit of his minor children which was not reported on a timely filed Form 4.

Code of Ethics for Senior Officers

NSTS Bancorp, Inc. has adopted a Code of Ethics for Senior Officers that applies to NSTS Bancorp, Inc.’s principal executive officer, principal financial officer, or persons performing similar functions. A copy of the Code of Ethics for Senior Officers is available under the “Investor Relations” section of our website, www.northshoretrust.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Anti-Hedging Policy

Pursuant to the Company’s insider trading policy, directors, officers and employees of the Company and the Bank, and their affiliated persons, are prohibited from entering into hedging or monetization transactions or similar arrangements (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company’s securities they may hold.

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Attendance at Annual Meetings of Stockholders

The Company does not have a written policy regarding director attendance at annual meetings of stockholders, although all directors are expected to attend our annual meetings of stockholders absent unavoidable scheduling conflicts. Six of the seven members of the Board of Directors attended the 2022 Annual Meeting of Stockholders.

Communications with the Board of Directors

The Board of Directors and management encourage communication from our stockholders. Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: NSTS Bancorp, Inc., 700 S. Lewis Avenue, Waukegan, Illinois 60085, Attention: Board of Directors. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information at NSTS Bancorp, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

In 2022, the Board of Directors held eight regular meetings, including the 2022 Annual Meeting of Stockholders, and no special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

The Board of Directors has established standing committees, including an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. A copy of the charter of each committee is available on the “Investor Relations” page of the Company’s website, www.northshoretrust.com. The table below sets forth the members of each of the listed standing committees.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Apolonio Arenas (Chair)	Thaddeus M. Bond, Jr. (Chair)	Kevin M. Dolan (Chair)
Kevin M. Dolan	Apolonio Arenas	Thaddeus M. Bond, Jr.
Rodney J. True	Rodney J. True	Apolonio Arenas

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of the Company’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors believes that Director Arenas qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee met five times during the year ended December 31, 2022.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, assisting the Board of Directors in identifying qualified individuals to become Board members, in determining the size and composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines.

The Nominating and Corporate Governance Committee has identified the following criteria to be used for the selection of individuals to be considered for election or reelection to the Board and committees thereof: personal and professional integrity, community involvement, business strengths that are varied from the occupational talents already represented on the Board, and diversification from the current Board’s ethnicity, race and gender diversification. The Board of Directors believes that its directors and nominees possess diverse skills, experiences and perspectives that enable the Board to execute its responsibilities. The Company has posted a copy of the Nasdaq Diversity Matrix regarding the Board of Director’s diversity characteristics in the “Board of Directors” section of our website at https://ir.northshoretrust.com/corporate-governance/board-of-directors.

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The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company based on those criteria. Additionally, the Board of Directors will consider persons recommended by stockholders of the Company in selecting the Board’s nominee for election. Other than with respect to the provisions related to Mr. Lear’s nomination as a director under his employment agreement, there is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. See “Stockholder Proposals and Nominations” for a discussion of how stockholders can seek to nominate persons for director.

The Nominating and Corporate Governance Committee met three times during the year ended December 31, 2022.

Compensation Committee. The Compensation Committee assists the Board in fulfilling the Board’s responsibilities relating to the compensation and benefits provided to the Company’s executive management. The Compensation Committee also is authorized to review, evaluate and determine, and where warranted or appropriate, make recommendations to the Board for its determination, as to various benefit plans and the overall compensation for the Company and its wholly owned subsidiaries. In particular, the Compensation Committee establishes and approves the objectives relevant to the compensation paid to our Chief Executive Officer. The Chief Executive Officer may make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for officers of the Company and the Bank, however, he does not provide recommendations with respect to, and is not present during any committee deliberations or voting on, his compensation. The Compensation Committee also assists the Board of Directors in succession planning and management development for executive officers. The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

The Compensation Committee met two times during the year ended December 31, 2022.

Transactions with Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as North Shore Trust and Savings, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2022, all of the loans made by the Bank to directors and executive officers of the Company were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to North Shore Trust and Savings, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2022 and were made in compliance with federal banking regulations.

Other than the loans described above, North Shore Trust and Savings has not entered into any transactions since January 1, 2020, and NSTS Bancorp, Inc. has not entered into any transactions since its incorporation in September 2021, in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2023 by the following individuals or entities:

●	each person known to us that owns more than 5% of the outstanding shares of Common Stock;
●	each of our directors and named executive officers; and
●	all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, subject to any applicable community property laws. As of March 31, 2023, 5,397,959 shares of Common Stock were outstanding. There are no shares of Common Stock that are subject to equity awards outstanding.

The address for each of our directors and executive officers is c/o NSTS Bancorp, Inc., 700 S. Lewis Avenue, Waukegan, Illinois 60035.

	Shares of Common Stock Beneficially Owned as of the Record Date	Percent of Shares of Common Stock Outstanding
Persons Owning Greater than 5%
North Shore Trust and Savings ESOP Trust
700 S. Lewis Ave.
Waukegan, IL 60085	431,836	8.0%

Directors
Stephen G. Lear	32,474(1)	*
Apolonio Arenas	25,000(2)	*
Thaddeus M. Bond	30,000	*
Kevin M. Dolan	30,000	*
Thomas M. Ivantic	20,000	*
Thomas J. Kneesel	20,000	*
Rodney J. True	40,000(3)	*
Non-Director Named Executive Officers
Nathan E. Walker	34,342(4)	*
Amy L. Avakian	31,412(5)	*
Carissa H. Schoolcraft	6,232(6)	*
All Directors and Executive Officers as a group (10 persons)	269,460	5.0%

* Less than one percent

(1) Includes 2,474 shares allocated to Mr. Lear as a participant in the ESOP.

(2) Includes 7,500 shares held by Mr. Arenas’ spouse.

(3) Includes 10,000 shares held by Mr. True’s spouse.

(4) Includes 2,500 shares held for the benefit of Mr. Walker’s children and 1,842 shares allocated to Mr. Walker as a participant in the ESOP.

(5) Includes 1,412 shares allocated to Ms. Avakian as a participant in the ESOP.

(6) Includes 1,232 shares allocated to Ms. Schoolcraft as a participant in the ESOP, all of which shares Ms. Schoolcraft may vote as of the Record Date, but with 60% vested as of the Record Date with the remaining 40% to vest over the following two years, 20% per year.

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Executive and Director Compensation

Executive Compensation

The following tables set forth certain information as to the compensation paid to or earned by the named executive officers for the fiscal years ended December 31, 2022 and 2021.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(4) ($)	All Other Compensation(5) ($)	Total ($)
Stephen G. Lear	2022	$212,498	$40,000	$61,838	$314,336
Chairman, President and Chief Executive Officer of the Company, Chairman of the Bank(1)	2021	207,199	20,000	137,399	364,598

Nathan E. Walker	2022	178,269	23,000	12,076	213,346
Chief Executive Officer of the Bank and Executive Vice President of the Company(2)	2021	170,000	14,000	25,760	209,760

Amy L. Avakian	2022	138,654	14,000	9,159	161,813
Chief Lending Officer and Vice President of the Bank	2021	133,654	13,000	27,349	174,003

Carissa H. Schoolcraft	2022	116,154	18,500	8,079	142,733
Chief Financial Officer of the Bank and the Company(3)	2021	122,308	6,200	7,710	136,218

(1)

Transitioned the position of Chief Executive Officer of North Shore Trust and Savings to Mr. Walker in July 2022. Reflects Mr. Lear’s compensation as Chief Executive Officer of North Shore Trust and Savings from January 1, 2022 to July 26, 2022 and Mr. Lear’s compensation as Chairman of North Shore Trust and Savings for the fiscal years ended December 31, 2022 and 2021. Mr. Lear served as the Chairman, President and Chief Executive Officer of NSTS Bancorp, Inc. for the fiscal years ended December 31, 2022 and 2021.

(2)

Appointed Chief Executive Officer of North Shore Trust and Savings in July 2022. Reflects Mr. Walker’s compensation as Chief Executive Officer of North Shore Trust and Savings from July 26, 2022 to December 31, 2022, and Mr. Walker’s compensation as Chief Operating Officer of North Shore Trust and Savings from January 1, 2022 to July 26, 2022.

(3)

Appointed Chief Financial Officer of North Shore Trust and Savings in April 2021. Reflects Ms. Schoolcraft’s compensation as Chief Financial Officer of North Shore Trust and Savings from April 2021 to December 31, 2022.

(4)	Amounts in this column represent a discretionary bonus earned in recognition for performance in the prior year .
(5)

The amounts in this column reflect what North Shore Trust and Savings paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. Perquisites received include club dues. This column does not reflect perquisites and personal benefits received by our named executive officers, the aggregate value of which is less than $10,000. A break-down of the various elements of compensation in this column for calendar year 2022 is set forth in the following table:

	All Other Compensation
Name	401(k) Match	Board Fees(a)	Total All Other Compensation
Stephen G. Lear	$15,150	$32,000	$61,838
Nathan E. Walker	12,076	-	12,076
Carissa H. Schoolcraft	8,079	-	8,079
Amy L. Avakian	9,159	-	9,159

(a)	Mr. Lear deferred 50% of the Board fees received in 2022 into the Non-Qualified Deferred Compensation Plan.

None of the named executive officers held any outstanding equity awards as of December 31, 2022.

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Benefit Plans and Agreements

Employment Agreements. At the closing of the mutual-to-stock conversion offering, in January 2022, NSTS Bancorp, Inc. and North Shore Trust and Savings entered into an employment agreement with Mr. Lear. The employment agreement has an initial term of three years. The initial term of the employment agreement will extend automatically for one additional year on each anniversary of the effective date of the agreement, so that the remaining term is again three years, unless one party gives the other party written notice of nonrenewal at least 90 days prior to the applicable anniversary date. The employment agreement provides that his base salary may be increased, but not decreased, at the discretion of the Board of Directors. In addition to the base salary, the agreement provides that Mr. Lear will be eligible to receive an annual bonus as may be determined by the Board of Directors. Mr. Lear is also eligible to participate in any other short-term incentive compensation plan or long-term or equity incentive plans that may be adopted by the Board of Directors. Mr. Lear is also entitled to participate in all employee benefit plans arrangements and perquisites offered to our employees and officers, and the reimbursement of reasonable business expenses incurred in the performance of his duties. We will also provide Mr. Lear with reimbursement for monthly membership dues at a country club or similar club, and may provide other perquisites such as an automobile allowance and/or cell phone expense reimbursement as determined by the Board of Directors.

The employment agreement is terminable with or without cause by us. Mr. Lear has no right to compensation or other benefits pursuant to the employment agreement for any period after termination for cause, as defined in the agreement. In the event we terminate Mr. Lear’s employment without cause or Mr. Lear voluntary resigns for “good reason” (i.e., a “qualifying termination event”), we will pay Mr. Lear a severance payment equal to the base salary that Mr. Lear would have received had he continued employment for the remainder of the then-current term. The severance payment will be paid as salary continuation in substantially equal installments in accordance with our regular payroll practice over the remainder of the then-current term. Mr. Lear must sign a general release of claims to receive the severance payment. A “good reason” condition for purposes of the employment agreement includes a material reduction in base salary, a material adverse change in responsibilities, titles, powers or duties, a failure to appoint Mr. Lear as a director of North Shore Trust and Savings or a failure to nominate Mr. Lear to stand for election to NSTS Bancorp, Inc.’s Board of Directors, relocation of Mr. Lear’s principal place of employment to a location more than 25 miles from his current principal place of employment, or material breach of the employment agreement by us.

If a qualifying termination event occurs within 24 months following a change in control of NSTS Bancorp, Inc. or North Shore Trust and Savings, Mr. Lear would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to two and one-half times the sum of (i) Mr. Lear’s base salary, plus (ii) the average annual bonus earned by Mr. Lear for the three (3) years immediately preceding the year in which the change in control occurs. This change in control severance will be paid in a lump sum payment. Mr. Lear must sign a general release of claims to receive the change in control severance payment.

The employment agreement terminates upon Mr. Lear’s death, and in such event, his estate or beneficiary will be paid his accrued benefits through such date. Also, upon termination of employment, Mr. Lear will be required to adhere to a one-year non-solicitation restriction set forth in his employment agreement.

Change in Control Agreements. At the closing of the mutual-to-stock conversion offering, in January 2022, North Shore Trust and Savings entered into a change in control agreement with each of Mr. Walker, Ms. Avakian and Ms. Schoolcraft. The change in control agreements have an initial term of three years. The initial term of the change in control agreements extends automatically for one additional year on each anniversary of the effective date of the agreement. If North Shore Trust and Savings terminates the executive’s employment, the change in control agreement will terminate upon such termination of employment. Notwithstanding the foregoing, in the event a change in control event occurs during the term of a change in control agreement, the term of the agreement will automatically extend for the greater of 12 months from the change of control event or until all benefits then due and owing are paid to the executive.

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Upon termination of the executive’s employment by North Shore Trust and Savings without “cause” or by the executive with “good reason” on or after the effective date of a change in control of North Shore Trust and Savings or NSTS Bancorp, Inc., Mr. Walker would be entitled to a severance payment equal to two times the sum of (i) his base salary; and (ii) his average annual bonus earned for the three (3) years immediately preceding the year in which the change in control occurs. Ms. Avakian and Ms. Schoolcraft each would be entitled to a severance payment equal to 1.5 times the sum of (i) her base salary; and (ii) her average annual bonus earned for the three (3) years immediately preceding the year in which the change in control occurs. This change in control severance will be paid in substantially equal installments over a 12-month period. In addition, the executive would receive continuation of medical, dental or other health coverage, at the same premium cost to executive, for twelve months following termination of employment. The executive must sign a general release of claims to receive the change in control severance payment.

A “good reason” condition for purposes of the change in control agreements includes a material reduction in base salary, a material adverse change in the responsibilities, powers or duties of executive, or a relocation of the executive’s principal place of employment to a location more than 25 miles from his/her current principal place of employment.

401(k) Plan

North Shore Trust and Savings sponsors the North Shore Trust and Savings 401(k) Plan (“401(k) Plan”), which is a qualified, tax-exempt defined contribution plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code. An employee of North Shore Trust and Savings is eligible to become a participant in the plan after reaching age 18 and completing three months of employment. Eligible employees are entitled to enter the 401(k) Plan on a monthly basis.

Under the 401(k) Plan, during 2022 participants were permitted to make salary deferral contributions (in whole percentages or specific dollar amounts) in any amount up to 100% of their plan salary up to the maximum percentage of compensation allowed by law ($20,500 for 2022). Participants who are age 50 or older are permitted to make “catch up” contributions to the plan up to $6,500 (for 2022, as indexed annually). North Shore Trust and Savings currently contributes a matching contribution amount equal to 100% of the participant’s elective deferral up to 6%. North Shore Trust and Savings may also make a discretionary, fully vested profit sharing contribution to the 401(k) Plan. Upon termination of employment, including following retirement or disability, a participant may withdraw his or her vested account balance.

Noncontributory Profit-Sharing Plan

North Shore Trust and Savings sponsors a noncontributory profit-sharing plan covering all employees who have worked more than 1,000 hours during the plan year and remain employed as of the year-end. Funds are fully vested after two years of employment. Profit sharing expense for each of the years ended 2022 and 2021 was $0.

Employee Stock Ownership Plan.

North Shore Trust and Savings established the ESOP for its employees which became effective upon completion of the mutual-to-stock conversion. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 18 are eligible to participate in the employee stock ownership plan.

As part of the mutual-to-stock conversion, in order to fund the purchase of up to 8.0% of the Common Stock issued in the mutual-to-stock conversion offering (including shares contributed to the charitable foundation), or 431,836 shares, the ESOP borrowed funds from NSTS Bancorp, Inc. The loan to the ESOP has a term of 25 years, to be repaid principally from North Shore Trust and Savings contributions to the ESOP, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate for the ESOP loan is 3.25%. NSTS Bancorp, Inc. may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by NSTS Bancorp, Inc. or upon the sale of treasury shares by NSTS Bancorp, Inc. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from North Shore Trust and Savings. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares purchased by the ESOP with the loan proceeds are held in a suspense account and released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the ESOP will be allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation, consisting of salary and bonus, to the total of such compensation of all eligible ESOP participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Account balances of participants in the ESOP plan will be 100% vested after five years of service. Credit is given for years of service with North Shore Trust and Savings prior to adoption of the ESOP. In the case of a “change in control,” as defined in the ESOP, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

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U.S. generally accepted accounting principles (“GAAP”) require that any third-party borrowing by the ESOP be reflected as a liability on our statement of financial condition. Since the ESOP is borrowing from NSTS Bancorp, Inc., the loan will not be treated as a liability but instead will be excluded from stockholders’ equity.

Our ESOP will be subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the applicable regulations of the IRS and the Department of Labor.

Director Compensation

Each of the current directors of the Company also serves as a director of the Bank, and prior to the mutual-to-stock conversion, also served as a director of North Shore MHC and NSTS Financial Corporation. During 2022, each director of the Bank received an annual retainer of $18,000 and a per meeting fee of $1,000. Following the completion of the mutual-to-stock conversion in January 2022, (i) no changes were implemented in the amount of fees each director receives for service on the board of directors of the Bank; and (ii) in lieu of the additional retainer directors received for service on the board of directors of North Shore MHC and NSTS Financial Corporation, each director receives an additional annual retainer of $2,000 (paid in quarterly installments) for his or her service on the Board of Directors of the Company.

The following table sets forth total compensation paid to directors for their service on the boards of directors of the Bank and the Company during the year ended December 31, 2022, other than to directors who are also named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “-Executive Officer Compensation - Summary Compensation Table.”

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Apolonio Arenas	$32,000	$-	$32,000
Thaddeus M. Bond Jr.	32,000	-	32,000
Kevin M. Dolan	32,000	-	32,000
Thomas M. Ivantic	32,000	-	32,000
Thomas J. Kneesel	32,000	-	32,000
Rodney J. True	31,000	-	31,000

(1)	Messrs. Bond and True deferred all or a portion of their fees into a deferred compensation account pursuant to the Director Deferred Compensation Plan described below.
(2)

The amounts in this column reflect what North Shore Trust and Savings paid for, or reimbursed, the applicable directors for the various benefits and perquisites received. This column does not reflect perquisites and personal benefits received by our directors, the aggregate value of which is less than $10,000.

Director Deferred Compensation Plan

We maintain a non-qualified unsecured director deferred compensation plan that allows directors of each of NSTS Bancorp, Inc. and North Shore Trust and Savings to elect to defer up to 100% of the retainer and monthly board fees. We establish a deferred compensation account for each participating director and credits the account with the fees deferred by the director plus interest equal to the prime rate plus two percent. Interest is credited to each such account quarterly.

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PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of NSTS Bancorp, Inc. has approved the engagement of Plante & Moran, PLLC to be the Company’s independent registered public accounting firm for the year ending December 31, 2023. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Plante & Moran, PLLC for the year ending December 31, 2023. A representative of Plante & Moran, PLLC is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.

The Audit Committee is responsible for the appointment and oversight of the Company’s independent registered public accounting firm. Even if the engagement of Plante & Moran, PLLC is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Matters Relating to Fees Paid to Independent Registered Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Plante & Moran, PLLC during the years ended December 31, 2022 and 2021, as well as all out-of-pocket costs incurred in connection with these services that were billed to the Company or its subsidiaries:

	Year ended December 31, 2022	Year ended December 31, 2021
Audit Fees	$160,000	$84,980
Audit-Related Fees	-	183,892
Tax Fees	14,963	18,140
All Other Fees	-	-
Total	$174,963	$287,012

Audit Fees. Audit fees include aggregate fees billed for professional services for the audit of NSTS Bancorp, Inc.’s and North Shore MHC’s annual consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, respectively, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for professional services in 2021, consisting primarily of fees billed in connection with the Company’s reorganization to the stock form of organization in 2021 and limited review of quarterly condensed consolidated financial statements during 2021 included in period reports filed with the Securities and Exchange Commission.

Tax Fees. Tax Fees include fees billed for tax compliance and tax-related fees in 2022 and 2021.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Plante & Moran, PLLC. The Audit Committee concluded that performing such services does not affect the independence of Plante & Moran, PLLC in performing its function as the Company’s independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees paid during the years ended December 31, 2022 and 2021, as indicated in the table above.

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Audit Committee Report

Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements of the Company were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from the Company and its management, and discussed with the registered public accounting firm their independence from the Company. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of its financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Company management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expressed an opinion on the conformity to GAAP of NSTS Bancorp, Inc.’s consolidated financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s 2022 Annual Report for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee:

Apolonio Arenas (Chair)

Kevin M. Dolan

Rodney J. True

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such acts.

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PROPOSAL III – APPROVAL OF NSTS BANCORP, INC. 2023 EQUITY INCENTIVE PLAN

The Board of Directors has unanimously approved and unanimously recommends that stockholders approve the NSTS Bancorp, Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan” or the “Plan”). The 2023 Equity Plan will become effective upon stockholder approval (the “Plan Effective Date’). No awards have been made under the 2023 Equity Plan.

The Plan will remain in effect as long as any awards are outstanding. No awards may be granted under the 2023 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2023 Equity Plan at that time will continue to be governed by the 2023 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2023 Equity Plan reflects the following equity compensation plan best practices:

●

The Plan limits the maximum number of shares that may be issued to any one employee or one non-employee director, respectively, and to all of the current non-employee directors as a group. For these purposes, we have generally adopted the limits set forth under the regulations of the Board of Governors of the Federal Reserve System for equity plans adopted no earlier than six months and no later than one year after a conversion stock offering, even though the Plan, which is being submitted to our stockholders more than one year after the mutual-to-stock conversion, is not otherwise subject to these limits;

●

Unless the Compensation Committee specifies a different vesting schedule, awards (which include stock options and restricted stock, or any one of the above) will vest over a five-year period and will be granted with a vesting rate not more rapid than 20% per year, with the first installment vesting on the one-year anniversary of the date of grant. The Compensation Committee may provide for the acceleration of vesting in the event of the Participant’s death or Disability or upon a Change in Control, which terms will be set forth in the relevant award agreement;

●

As of the Plan Effective Date, unless the Compensation Committee determines otherwise with respect to the aggregate limits, individual non-employee directors may receive up to 5% of the maximum number of shares of Common Stock that may be covered by stock options and up to 5% of the maximum number of shares of Common Stock that may be subject to restricted stock awards (“restricted stock”) under the Plan, and the current non-employee directors in the aggregate may receive up to 30% of the maximum number of shares of Common Stock covered by stock options and 30% of the maximum number of shares of restricted stock under the Plan;

●

The maximum number of shares of Common Stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 25% of the shares available for grant or award, respectively, under the Plan;

●

Unless the Compensation Committee determines otherwise with respect to a restricted stock award, any dividends or distributions declared and paid on unvested restricted stock will be immediately distributed to participants based upon the dividend payment date. If the Compensation Committee determines to delay such distribution until the vesting of a restricted stock award, such dividend (and any earnings thereon) will be distributed to the participants no later than two and one-half months following the date on which the restricted stock vests;

●	The Plan does not contain a liberal change in control definition;

●

Awards of any type granted under the Plan are subject to recoupment if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002 or the recoupment provisions of Section 954 of the Dodd-Frank Act. Awards of any type may also be subject to recoupment under any other recoupment policy adopted by the Board of Directors from time to time;

●	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

●	The Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

The Board of Directors recommends a vote “FOR” the approval of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan.

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Why The Company Believes You Should Vote to Approve the 2023 Equity Plan

Our Board of Directors believes that equity-based incentive awards can play a key role in the continuing success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries, including the Bank (as used in this section, the Company, the Bank and their respective subsidiaries are collectively referred to as, the “Company”), upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2023 Equity Plan are set forth in the section entitled “Plan Summary” below.

In January 2022, the Company completed the mutual-to-stock conversion and issued a total of 5,397,959 shares of Common Stock. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following their conversions. Our offering prospectus indicated our intent to adopt an equity incentive plan at some point following the mutual-to-stock conversion and described the regulatory requirements potentially applicable to an equity incentive plan. Our prospectus also included the pro forma effect of awards granted under a future equity incentive plan.

If the 2023 Equity Plan is not approved by stockholders, the Company will have to continue to rely solely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s stockholders. In addition, if the 2023 Equity Plan is not approved and the Company is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders. By approving the 2023 Equity Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering competitive compensation programs linked, in part, to the performance of our Common Stock.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2023 Equity Plan is not approved, we believe we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our future growth plans and other strategic priorities.

Equity-Based Incentive Plans are Routinely Adopted by Financial Institutions Following Conversions. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based compensation plans to attract, retain and reward qualified personnel and management.

Our Share Reserve is Generally Consistent with Banking Regulations and Industry Standards Disclosed in Connection with our Stock Offering. The number of restricted stock awards and stock options that we may grant under the 2023 Equity Plan, measured as a percentage of total outstanding shares issued in the mutual-to-stock conversion, is consistent with that which was disclosed in connection with our offering in the offering prospectus. The maximum number of shares available under the 2023 Equity Plan represents 14% of the 5,397,959 shares of the Common Stock issued in the mutual-to-stock conversion, of which a number equal to 4% of the shares issued in the stock offering (“4% Limit”) will be available to grant as awards of restricted stock and a number equal to 10% of shares issued in the offering (“10% Limit”) is comprised of stock options. This share reserve size, including the limits on award types described above, is also consistent with the amounts permitted under federal banking regulations for equity plans adopted within the first year following a mutual to stock conversion. Although we are not bound by these regulatory limits because we are implementing our plan more than one year following the completion of the mutual-to-stock conversion, we have generally determined to maintain the size of the share reserve at that limit.

Determination of Shares Available under the 2023 Equity Plan

The shares of Common Stock to be issued by the Company under the 2023 Equity Plan will be currently authorized but unissued shares, currently held or, to the extent permitted by applicable law, shares that may subsequently be acquired by the Company as treasury shares, including shares that may be purchased on the open market or in private transactions. To the extent that authorized but unissued shares are utilized to fund equity awards, the interests of current stockholders may be diluted. The Company currently intends to seek to avoid or offset such dilutive effect with the commencement of a previously disclosed share repurchase program.

In determining the maximum number of shares available under the 2023 Equity Plan, the Company considered a number of factors, including: (i) industry practices related to the adoption of equity-based incentive plans by recently fully converted institutions; and (ii) applicable banking regulations related to the adoption of equity-based incentive plans.

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The Company disclosed to stockholders in its prospectus for the offering that it expected to adopt an equity incentive plan that, if adopted within the first year following the mutual-to-stock conversion, would include restricted stock awards and stock options equal to 4% and 10%, respectively, of the total shares issued in connection with the offering. Based on these percentages and the 5,397,959 shares issued in the mutual-to-stock conversion offering, the total amount of shares available for issuance under 2023 Equity Plan is 755,714. As noted, this is the same number of shares we would be permitted to issue under applicable federal regulations if our equity plan had been implemented within the one-year period following the mutual-to-stock conversion. Even though we are implementing the 2023 Equity Plan more than one year after our offering, we have determined to maintain the size of the 2023 Equity Plan at the amount disclosed in our offering prospectus.

Share Reserve. The Company has determined that of the shares of Common Stock available under the Plan, 215,918 shares may be issued as restricted stock (representing the 4% Limit described above) and 539,796 shares may be issued upon the exercise of stock options (representing the 10% Limit described above).

Current Stock Price. The closing price of the Common Stock on the NASDAQ Capital Market (the “Exchange”) on March 31, 2023 was $9.09 per share.

Plan Summary

The following is a summary of the material features of the 2023 Equity Plan, which is qualified in its entirety by reference to the provisions of the 2023 Equity Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2023 Equity Plan, the terms of the 2023 Equity Plan will control.

Purpose of the 2023 Equity Plan. The purpose of the 2023 Equity Plan is to promote the long-term financial success of the Company and its subsidiaries, including the Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional Common Stock of the Company. The Plan also provides eligible participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an additional incentive for them to remain in the service of the Company and the Bank.

Administration of the 2023 Equity Plan. Unless administered by the Board of Directors of the Company, the 2023 Equity Plan will be administered by at least two members of the Compensation Committee who are Disinterested Board Members. “Disinterested Board Members” means directors who are not, with respect to the Company or any subsidiary: (i) current employees; (ii) former employees who continue to receive compensation (other than through a tax-qualified plan); (iii) officers at any time in the past three years; (iv) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (v) do not possess an interest in any other transaction and or engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. To the extent permitted by law, the Compensation Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee will have the authority to select the persons who will receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, features, restrictions, and other provisions of such awards, and to reduce, eliminate or accelerate any restrictions applicable to an award at any time after the grant of the award.

Eligible Participants. Employees and non-employee members of the boards of directors of the Company and its subsidiaries, including the Bank, will be eligible for selection by the Compensation Committee for the grant of awards under the 2023 Equity Plan. As of March 31, 2023, approximately ten employees of the Company and its subsidiaries and six non-employee members of the Company’s Board of Directors would be eligible for awards under the 2023 Equity Plan.

Types of Awards. The 2023 Equity Plan provides for the grant of restricted stock, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with vesting conditions. ISOs may be granted only to employees of the Company or its subsidiaries and affiliates.

Restricted Stock. A restricted stock award is a grant of Common Stock to a participant for no consideration, or such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the Plan. Restricted stock awards under the 2023 Equity Plan will be granted only in whole shares of Common Stock and will be subject to vesting conditions and other restrictions established by the Compensation Committee consistent with the 2023 Equity Plan. Prior to the awards vesting, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise voting rights with respect to the shares of Common Stock subject to the award, which shares have been issued in the name of the recipient and are represented by issued and outstanding Common Stock. Unless the Compensation Committee determines otherwise, cash dividends declared and paid on unvested restricted stock awards will be immediately distributed to the participant based on the dividend payment date. If the Compensation Committee determines to delay the distribution until the underlying restricted stock vests to the participant, the Compensation Committee will cause the dividend (and any earnings thereon) to be distributed to the participant no later than two and one-half months following the date on which the restricted stock vests. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

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The Compensation Committee will specify the terms applicable to a restricted stock award in the award agreement including the number of shares of restricted stock, as well as any restrictions applicable to the restricted stock such as continued service, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of Common Stock at a specified price (referred to as the “exercise price”) for a specified period of time. The exercise price may not be less than the Fair Market Value of the Common Stock on the date of grant. “Fair Market Value” for purposes of the 2023 Equity Plan means, if the Common Stock of the Company is listed on any national securities exchange on which the Common Stock may from time to time be listed or traded (an “Exchange”), the closing sales price of the Common Stock on such Exchange on that date, or, if the Common Stock was not traded on that date, then the closing price of the Common Stock on the immediately preceding trading date. If the Common Stock is not traded on an Exchange, the Compensation Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (“Code”). Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the Fair Market Value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the Fair Market Value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Compensation Committee and set forth in the applicable award agreement.

Grants of stock options under the 2023 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2023 Equity Plan must specify, and the Company stockholders must approve, the number of shares available to be issued as ISOs. As a result, in order to provide flexibility to the Compensation Committee, the 2023 Equity Plan provides that all of the stock options may be issued as ISOs.

Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with shares of Common Stock valued at Fair Market Value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; or (5) by a combination of the foregoing.

Individual Limits. The Board of Directors has chosen to adopt the overall limitations set forth in federal regulations for individual and aggregate awards to employees and non-employee directors under equity plans adopted within the first year after a mutual-to-stock conversion. The Compensation Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award, subject to the limits set forth herein. Subject to adjustment as described in the 2023 Equity Plan:

●	Employee Limits. Any individual employee will not receive shares issued under any award in excess of 25% of the aggregate shares available under the Plan.

●

Non-Employee Director Limits. As of the Plan Effective Date, unless the Compensation Committee determines otherwise with respect to the aggregate limits, the maximum number of shares of Common Stock that may be granted over the life of the Plan to any one non-employee director will not exceed 5% of the aggregate shares available under the Plan, and the maximum number of shares that may be issued, in the aggregate, to all non-employee directors under awards granted under the Plan will not exceed 30% of the aggregate shares available under the Plan.

Director and Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to directors, officers and employees. However, the Compensation Committee intends to grant equity awards to directors and senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividends or distributions will be granted or paid with respect to any stock option. The Compensation Committee may determine that dividends or distributions can be paid on certain unvested restricted stock awards contemporaneously with dividends paid on shares of Common Stock.

Vesting. The Compensation Committee will establish the vesting schedule of each award at the time of grant. Unless the Compensation Committee specifies a different vesting schedule, awards will vest over a five-year period and will be granted with a vesting rate not more rapid than 20% per year, with the first installment vesting no earlier than the one-year anniversary of the date of the grant. The Compensation Committee may provide for the acceleration of vesting in the event of the Participant’s death or Disability or upon a Change in Control, which terms will be set forth in the relevant award agreement.

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Adjustments. In the event of a corporate transaction involving the Common Stock (including any merger, reorganization, consolidation, recapitalization, forward or reverse stock split, spin-off combination, repurchase, or exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or similar corporate transaction or event), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options and restricted stock, and the exercise price of stock options.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries for any reason: (i) a participant will immediately forfeit any restricted stock that was not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and will otherwise terminate at the end of, a period of three months after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death or disability (as defined in the Plan), the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term. No stock option will be eligible for treatment as an ISO in the event such stock option is exercised more than one year following termination of service due to disability.

Change in Control. Unless the Compensation Committee provides otherwise in the award agreement, upon a change in control, (i) all stock options then held by the participant will become fully earned, vested and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and (ii) all restricted stock awards will become fully earned and vested.

Transferability. Generally, awards granted under the 2023 Equity Plan are not transferable before the time such awards vest in the participant, except in limited circumstances with respect to stock options. Unless otherwise determined by the Compensation Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs. In the Compensation Committee’s sole discretion, an individual may transfer non-qualified stock options to immediate family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2023 Equity Plan.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2023 Equity Plan, and may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2023 Equity Plan, except to the extent described herein. The Compensation Committee may also amend the 2023 Equity Plan or an outstanding award agreement to conform the Plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board after adoption of the Plan or the grant of the award, which may materially and adversely affect the financial condition or operations of the Company. Neither the Board of Directors nor the Compensation Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2023 Equity Plan (as described above). Notwithstanding the foregoing any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by the Company’s stockholders.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2023 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

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Where a participant is entitled to receive shares of Common Stock upon the vesting or exercise of an award, the Company will have the right to require such participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Common Stock to cover the minimum amount required to be withheld. The Compensation Committee may give a participant the right to direct the Company to satisfy such minimum amount (or an amount up to a participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) by: (1) with respect to a stock option, reducing the number of shares of Common Stock subject to the stock option (without issuance of such shares of Common Stock to the stock option holder); and (ii) with respect to restricted stock awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to the participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company, a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the relevant award were subject to minimum tax withholding requirements or up to such participant’s highest marginal tax rate.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the Fair Market Value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act, also known as the short swing profits rule, the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the Fair Market Value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Compensation Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares underlying an award in an amount equal to the Fair Market Value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss limited to the actual amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the Fair Market Value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the Fair Market Value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the Fair Market Value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the Fair Market Value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

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For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2023 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2023 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Code Section 162(m)

Section 162(m) as in effect prior to the enactment of the Tax Cuts and Jobs Act (“TCJA”) in December 2017, limited to $1.0 million the deduction that a company was permitted to take for annual compensation paid to each “covered employee” (at that time defined as the Chief Executive Officer and the three other highest paid executive officers employed at the end of the year other than the Chief Financial Officer), except to the extent the compensation qualified as “performance-based” for purposes of Section 162(m). The TCJA retained the $1.0 million deduction limit, but it repealed the performance-based compensation exemption and expanded the definition of “covered employees” effective for taxable years beginning after December 31, 2017. “Covered employees” for a fiscal year now includes any person who served as Chief Executive Officer or Chief Financial Officer of a company at any time during that fiscal year, the three other most highly compensated company executive officers for that fiscal year (whether or not employed on the last day of that fiscal year) and any other person who was a covered employee in a previous taxable year (but not earlier than 2017) as determined pursuant to the pre-TCJA version of Section 162(m). Any awards that the Company grants pursuant to the 2023 Equity Plan to covered employees will be subject to the $1.0 million annual deduction limitation.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2023 Equity Plan. A participant may also be subject to state and local taxes in connection with the grant or vesting of awards under the 2023 Equity Plan.

Accounting Treatment

Under GAAP, the Company is required to recognize compensation expense in its financial statements over the requisite service period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards).

2023 Equity Plan Benefits

Any future awards to executive officers, non-employee directors, employees of or service providers to the Company under the 2023 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2023 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards.

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STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting much be received at NSTS Bancorp, Inc.’s executive office, 700 S. Lewis Avenue, Waukegan, Illinois 60085, no later than December 16, 2023, which is 120 days prior to the first anniversary of the date the Company expects to mail these proxy materials. If the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Section 11C of our Bylaws requires that we be given advance written notice of director nominations and other matters that an eligible stockholder wishes to present for action at an annual meeting. In order to be properly brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing, comply with the requirements of our Bylaws, and be received by the Corporate Secretary not less than 120 days prior to the date of the annual meeting. These requirements apply to all stockholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s proxy statement or form of proxy. The 2024 Annual Meeting of stockholders is expected to be held May 22, 2024. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to the Company no later than January 23, 2024. If notice is received after January 23, 2024, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Public announcement of the date of the Annual Meeting was made on the Company’s website on April 14, 2023. To be timely under the Bylaws, nominations by any stockholder eligible to vote at the Annual Meeting must have been received by the Company not later than the close of business on the tenth day following the date on which public announcement was made, or April 28, 2023.

Nothing in this Proxy Statement will be deemed to require the Company to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

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MISCELLANEOUS

Multiple Stockholders Having the Same Address

We are sending only one Proxy Statement and one 2022 Annual Report to the address of multiple stockholders unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and reducing printing costs. Any stockholder residing at such an address who would like to receive an individual copy of the materials, or who is receiving multiple copies of our Proxy Statement and 2022 Annual Report and would prefer to receive a single copy in the future, can notify us by sending a written request to NSTS Bancorp, Inc., c/o Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by calling Broadridge at 1-866-540-7095.

Financial and Other Information

A copy of the Company’s 2022 Annual Report will be furnished without charge to stockholders as of the Record Date upon written request to the Corporate Secretary or by calling (847) 336-4430. A copy of the 2022 Annual Report also can be accessed online at the Investor Relations section of the Company’s website at www.northshoretrust.com. Additionally, a copy of each of the Company’s Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Code of Ethics for Senior Officer is available without charge at the Investor Relations section of the Company’s website noted above or in print upon request by any stockholder to the Corporate Secretary at the address noted above.

Other Matters

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

By Order of the Board of Directors

/s/ Christine E. Stickler
Christine E. Stickler
Corporate Secretary

Waukegan, Illinois
April 14, 2023

27

APPENDIX A

NSTS BANCORP, INC.
2023 EQUITY INCENTIVE PLAN

ARTICLE 1—GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of NSTS Bancorp, Inc. (the “Company”), and its Subsidiaries, including North Shore Trust and Savings (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to such success, and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also provides Eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an additional incentive for them to remain in the Service of the Company and the Bank. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration. The Plan shall be administered by the Board of Directors of the Company or the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3    Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2—AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation, the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule.

Section 2.2    Stock Options.

(a)    Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or other conditions to vesting; (iv) the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than one hundred ten percent (110%) of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided, further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.

(c)    Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; or (v) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(d)    Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Options which were granted under the Plan be bought back by the Company at a time when the Exercise Price of such Stock Options is greater than the Fair Market Value of the Stock on the date of the purchase transaction without stockholder approval of such transaction.

Section 2.3    Restricted Stock.

(a)    Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with NSTS Bancorp, Inc., dated [Date], made pursuant to the terms of the NSTS Bancorp, Inc. 2023 Equity Incentive Plan, copies of which are on file at the executive offices of NSTS Bancorp, Inc., and may not be sold. encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically or by book-entry form) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject. Notwithstanding anything herein to the contrary, the Committee shall distribute to a Participant the Stock vested in accordance with a Restricted Stock Award, or portion thereof, within thirty (30) days following the date of such vesting.

(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant based upon the dividend payment date. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months (2½) following the date on which the Restricted Stock vests.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock which has been issued in the name of a Participant and is represented by issued and outstanding Stock, and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    Other Matters. The conditions for granting or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient,

Section 2.4    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award; provided that, except in the event of the death or Disability of a Participant or upon a Change in Control, and unless the Committee provides otherwise, Awards under the Plan awarded to an Employee or a Director shall be granted with a vesting rate not more rapid than twenty percent (20%) per year, with the first installment vesting no earlier than the one (1) year anniversary of the date of grant. The Committee may provide for the acceleration of vesting in the event of the Participant’s death or Disability or upon a Change in Control, which terms shall be set forth in the Award Agreement.

Section 2.5    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6    Prohibition against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.7    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may he exercised only for a period of three (3) months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested as of the date of such Termination of Service for Cause shall expire and be forfeited as of such date of Termination of Service.

(c)    Upon Termination of Service for reasons of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one (1) year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one (1) year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service. Notwithstanding anything herein to the contrary, no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service other than as a result of death or Disability.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3—     SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 755,714 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Options or a combination of each) is 539,796 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 215,918 shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (A) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (B) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (C) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Employees and Directors.

(a)    Employee Awards.

(i)    Stock Options—Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one (1) Employee under the Plan shall be 134,950 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)    Restricted Stock Awards—Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be 53,980 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.

(b)    Director Awards.

(i)    Stock Options—Aggregate Limit. Individual non-Employee Directors may be granted Stock Options of up to 26,990 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-Employee Directors as of the date of this Plan, in the aggregate, may be granted up to 161,940 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)    Restricted Stock Awards—Aggregate Limit. Individual non-Employee Directors may be granted Restricted Stock Awards of up to 10,795 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-Employee Directors as of the date of this Plan, in the aggregate, may be granted up to 64,775 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(c)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4    Corporate Transactions.

(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options or Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4—    CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)    Upon a Change in Control, all Stock Options then held by the Participant shall become fully earned, vested and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)    Upon a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall become fully earned and vested immediately.

Section 4.2    Definition of Change in Control. For purposes of this Plan and any related Award Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of twenty-five percent (25%) or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding Voting Securities;

(c)    Change in Board Composition: During any period of two (2) consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two (2) year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two (2) year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5—    COMMITTEE

Section 5.1    Administration. Unless administered by the Company’s Board, the Plan shall be administered by the members of the Committee who are Disinterested Board Members. If the Committee consists of fewer than two (2) Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two (2) Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), restrictions (including without limitation, provisions relating to non-competition, nonsolicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award (except to the extent permitted pursuant to Sections 2.4 and 4.1 hereof).

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f)    The Committee will have the authority to (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”) and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to anyone or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one (1) or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one (1) or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to Be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6—    AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not, then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—    GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order; provided, however, in the case of a transfer within the meaning of this sub-section (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections/Notification under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall he filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service, This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by (1) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (2) with respect to Restricted Stock Awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one (1) or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Delaware, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer, The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to recoupment under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any recoupment policy adopted by the Board from time to time, whether such policy shall have been adopted prior to or following a Participant’s receipt of an Award.

Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth (10th) anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19    Regulatory Requirements. It is intended that this Plan and the Awards issued hereunder comply with all applicable regulatory requirements. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, the Plan and the Awards will be administered and interpreted in a manner consistent with all applicable regulatory requirements, including but not limited to those set forth at Section 3.3 and the following:

(a)    accelerated vesting of Stock Options and Restricted Stock Awards will not be permitted except for death or Disability of a Participant or upon a Change in Control;

(b)    executive officers or directors must exercise or forfeit their Stock Options in the event the Company becomes critically undercapitalized and is subject to enforcement action by the Board of Governors of the Federal Reserve System or receives a capital directive; and

(c)    the grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section I 8(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20    Stockholder Approval. The Plan and material amendments to the Plan, if any, shall be approved by a majority of the votes cast by stockholders of the Company at a meeting of stockholders at which a quorum is present or such greater vote as may be required by law or requirements of any Exchange on which the Common Stock may be listed.

Section 7.21    Requirement of Notification upon Disqualifying Disposition under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Section 7.22    Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events electing Awards if an Award or event does not so qualify.

Section 7.23    Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Stock shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the Stock may then be listed.

Section 7.24    Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Stock.

Section 7.25    Representations and Warranties of Participants. As a condition to the exercise of any Stock Option or the delivery of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.26    Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Stock Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of Stock shall be equal to the difference between the Fair Market Value of the Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.

ARTICLE 8—    DEFINED TERMS: CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option or Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Board” means the Board of Directors of the Company.

“Cause” means Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Committee acting under Article 5.

“Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as a Board appointed adviser.

“Disability” or “Disabled” means: If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can he expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering. Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Eligible Participant” shall mean a person serving as an Employee or Director of the Company or any Subsidiary and who is eligible to receive an Award in accordance with the Plan.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Immediate Family Member” means with respect to any Participant (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in sub-sections (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sub-sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sub-sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“ISO” or “Incentive Stock Option” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” or “Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means service as an Employee or non-Employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor. A non-Employee Director who continues in Service as a Director Emeritus or advisory director shall he deemed to be in Service of the Company for purposes of vesting of Awards and exercise of Stock Options.

“Stock” means the common stock of the Company, $0.01 par value per share.
“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests,

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two (2) Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-‐section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh (7th) month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre‐condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Central time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

NSTS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 24, 2023

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints, Stephen G. Lear and Carissa H. Schoolcraft and each or either of them as proxies, with full power of substitution, to represent and to vote all the shares of common stock of NSTS Bancorp, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on May 24, 2023, and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED "FOR" THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 & 3.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifying the Company's Corporate Secretary at the Annual Meeting of the undersigned's decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company's Corporate Secretary at the address set forth on the Notice of Annual Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and the Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-K.

Please complete, sign and date this proxy and return it promptly in the enclosed envelope.

The Board of Directors unanimously recommends a vote "FOR" the director nominees and "FOR" proposals 2 & 3.

1. Election of Directors:

	FOR	WITHHOLD
01. Apolonio Arenas	☐	☐
02. Thomas J. Kneesel	☐	☐
03. Rodney J. True	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date: ____________________

____
Signature of Stockholder

____
Signature of Stockholder

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign but the signature of only one holder is required.

VOTING INSTRUCTIONS ON REVERSE SIDE

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:

- Login to http://www.annualgeneralmeetings.com/nsts2023
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
c/o Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on May 23, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.